SECURITIES AND EXCHANGE COMMISSION

                    Washington, DC  20549


                          FORM 8-K

                       CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

 Date of Report (Date of earliest event reported): February
                           2, 1996


                 MERRY-GO-ROUND ENTERPRISES, INC.
   (Exact Name of Registrant as Specified in its Charter)


Maryland                  1-10491                 52-0913402
(State of               (Commission            (IRS Employer
Incorporation)          File Number)     Identification No.)


3300 Fashion Way, Joppa, Maryland                      21085
(Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area  code:   (410)
538-1000

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Item 5.        Other Events.


           On February 2, 1996, the Registrant announced its decision to begin the liquidation of the company's assets under Chapter 11 of the U.S. Bankruptcy Code.


Item 7.        Financial Statements and Exhibits

(c)  Exhibits

           99.1  Press Release Announcing Liquidation  dated
February 2, 1996.

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                         SIGNATURES

          Pursuant to the requirements of the Securities
Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           MERRY-GO-ROUND ENTERPRISES, INC.

February 5, 1996              By:  /s/ Isaac Kaufman

                                   Isaac Kaufman
                              Executive Vice President,
                              Secretary and Treasurer

                                   (Principal Financial
                              Officer)

                        EXHIBIT INDEX

99.1        Press   Release  Announcing  Liquidation   dated
February 2, 1996.